EMERGING MARKETS GROWTH FUND, INC.

THIS STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 29, 2013 (AS SUPPLEMENTED DECEMBER 1, 2013), IS NOT A PROSPECTUS.

IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF

EMERGING MARKETS GROWTH FUND, INC., DATED AUGUST 29, 2013,

WHICH MAY BE OBTAINED FREE OF CHARGE UPON REQUEST TO

EMERGING MARKETS GROWTH FUND, INC.

ATTN: SECRETARY OF THE FUND

333 SOUTH HOPE STREET, 55TH FLOOR,

LOS ANGELES, CALIFORNIA 90071-1406

(800) 421-4989

This statement of additional information incorporates by reference financial statements of Emerging Markets Growth Fund, Inc. from its most recent annual and semi-annual reports to shareholders. You can obtain copies of those reports free of charge by calling (800) 421-4989.

TABLE OF CONTENTS

fund history	B-1
fundamental investment policies and restrictions	B-1
certain non-fundamental policies	B-4
risk factors	B-6
additional investment strategies	B-9
Risk Factors associated with additional investment strategies	B-12
portfolio turnover	B-15
disclosure of portfolio holdings	b-15
management of the fund	B-16
fund shares owned by directors as of december 31, 2012	B-25
director compensation FOR fiscal year ended june 30, 2013	B-25
principal shareholders	B-27
portfolio manager information as of june 30, 2013	B-27
investment advisory and other services	B-30
proxy voting policies and procedures	B-32
custodian, dividend paying agent, transer agent and registrar	B-36
independent Registered Public accounting firm and legal counsel	B-36
portfolio transactions and brokerage	B-36
CAPITAL STOCK	B-39
purchase and pricing of shares	B-40
taxes and distributions	B-42
FINANCIAL STATEMENTS	B-45

Fund History

Emerging Markets Growth Fund, Inc. (the “Fund”) is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end management investment company. The Fund converted its structure to that of an open-end interval management investment company effective July 1, 1999. As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares on a monthly basis at net asset value, without undue disruption to the Fund’s portfolio or interference with the Fund’s investment objective.

The Fund is designed for institutional investors and other “qualified purchasers” that seek to achieve international diversification by participating in the economies of various countries with developing, or “emerging” securities markets.

FUNDAMENTAL Investment POLICIES AND RESTRICTIONS

The Fund is a diversified, open-end interval fund. The Fund intends to achieve long-term capital growth through investment in developing country securities. As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding shares:

1.	invest in securities having unlimited liability;

2.	issue senior securities (except warrants issued to the Fund’s shareholders and except as may arise in connection with certain security purchases, all subject to limits imposed by the Investment Company Act of 1940 (the “1940 Act”)), borrow money (except that the Fund may borrow (i) in connection with hedging a particular currency exposure and (ii) from banks for temporary or emergency purposes, such borrowings not to exceed 5% of the value of its total assets (excluding the amount borrowed)), and pledge its assets (except to secure such borrowings);
3.	invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities, and it may purchase and sell spot or forward currency contracts or currency futures contracts for hedging purposes or to minimize currency conversion costs in connection with specific securities transactions;
4.	make investments for the purpose of exercising control or management;
5.	engage in short sales or maintain a short position, although for tax purposes it may sell securities short against the box;
6.	purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result: (i) more than 35% of its assets would be invested in the securities of companies domiciled in any one country; or (ii) with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any single issuer; or (iii) 25% or more of its total assets would be invested in issuers whose primary business is in a single industry;
7.	act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

8.	lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures, loan participations or other debt securities in which financial institutions generally invest, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the U.S. Securities and Exchange Commission (“SEC”); and
9.	purchase any securities if as a result, with respect to 75% of its total assets, the Fund would own more than 10% of the outstanding voting securities of any one issuer.

Moreover, as a fundamental policy, the Fund will maintain a portfolio of securities such that, as of each day on which the Fund’s assets are valued for purposes of calculating its net asset value, at least 85% of the Fund’s assets will either: (i) mature by the next Redemption Payment Date; or (ii) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date (as such terms are defined in the prospectus) at approximately the price used in computing the Fund’s net asset value. The Redemption Policy, as described in the prospectus, also constitutes a fundamental policy of the Fund.

In evaluating the liquidity of its portfolio, the Fund makes certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security’s liquidity and price. Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country’s economy, currency or equity markets – some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund – could adversely affect the price at which the Fund will be able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events. In determining to seek SEC approval to operate as an open-end interval fund, the Fund has also considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund’s shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability.

In addition to the investment restrictions described above, the Fund is subject to certain diversification requirements based on its status as a “diversified” investment company under the 1940 Act, which also may not be changed without a majority vote of the Fund’s outstanding shares. Under these requirements, at least 75% of the value of the Fund’s total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets. Thus, with respect to 75% of the Fund’s total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities.

These policies apply only at the time a transaction is entered into. Any subsequent change in the percentage of Fund assets invested in certain securities, or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment.

With respect to investment restrictions 2., 3., and 5., the Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of segregated assets consisting of liquid assets, or by maintenance of an appropriate offsetting position.

With respect to item (iii) of investment restriction 6., it is the current position of the staff of the SEC that only obligations of the U.S. Government and its agencies and instrumentalities may be excluded for purposes of determining compliance with that restriction and the Fund will only exclude such U.S. Government securities for this purpose.

For purposes of applying the terms of investment restrictions number 6. and 9., the Fund makes reasonable determinations as to the identity of individual issuers of securities in the Fund’s portfolio, and as to whether the Fund has acquired an investment that would have the status of a “voting security” under U.S. law. Most issuers represented in the Fund’s portfolio are organized under laws other than those of the U.S., some of which may permit forms of organization and equity participation not common in the U.S. Because of this, the Fund may be required to consider a number of factors in order to reach definitive conclusions as to who is the effective “issuer” of a security (and as to whether a security is a “voting security”). These factors may include the relative significance of legal rights and remedies that attach to an investment; whether the issuer operates alone or as part of a family of companies engaged in substantially the same or different lines of business; and, in the case of investments in pooled investment vehicles, whether a particular investment opportunity is offered by a single issuer or by multiple issuers, whether they operate under common control, and whether they have the same objectives and policies.

Consistent with rules relating to the determination of beneficial ownership under the Securities Exchange Act of 1934, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of investment restrictions 6. and 9. With respect to the limits described in investment restrictions 6. and 9. above, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund’s pro rata interest in an issuer or a class of an issuer’s securities and provided that the investment adviser has determined that such exercise is in the best interests of the Fund. The Fund will dispose of the securities so acquired within a reasonable time after acquisition (presumptively, within approximately 90 days), unless compliance with the limits otherwise has been restored.

The Fund’s limitation on borrowing does not prohibit borrowing in connection with hedging a particular currency exposure. The only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund’s behalf in lieu of depositing initial margin in connection with currency futures contracts. Borrowing by the Fund will be covered in accordance with the requirements of the 1940 Act.

Notwithstanding any of the above investment restrictions, the Fund may establish wholly owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations in qualified markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund. The Fund would “look through” any such vehicle to determine compliance with its investment restrictions.

Although the Fund’s day-to-day compliance with its fundamental investment objectives and policies has been delegated to the investment adviser, the Board of Directors oversees the Fund’s compliance with its fundamental policies and objectives.

CERTAIN NON-FUNDAMENTAL POLICIES

Under normal market conditions, the Fund invests no less than 80% of its assets in securities of issuers in developing countries as discussed in this section (“developing country securities”). The Fund invests principally in securities that are listed or traded on a securities exchange or in an over-the-counter (“OTC”) market and whose issuers are domiciled and/or have their principal place of business in countries that have securities markets approved for investment by the Fund’s Board of Directors (“Qualified Markets”). These exchanges or OTC markets may be either within or outside the issuer’s domicile country, and the securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) or other types of depositary receipts. The Fund may invest in securities of issuers that are not domiciled or do not have their principal place of business in developing countries, provided that, at least 75% of such issuers’ assets are in developing countries, or such issuers expect to derive at least 75% of their total revenue or profits from goods or services produced in or sales made in developing countries. The Fund may invest a portion of its total assets (not to exceed 15%) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries but that have or will have substantial assets (between 50% and 75%) in developing countries, and/or derive or expect to derive a substantial proportion (between 50% and 75%) of their total revenue or profit from goods or services produced in, or sales made in, developing countries.

The Fund’s Board of Directors will, in its discretion and in consultation with the investment adviser, select Qualified Markets for primary investment by the Fund taking into account, among other factors, market liquidity, the availability of information about the market and the impact of applicable government regulation, including fiscal and foreign exchange repatriation rules. As of the date of this statement of additional information, the markets in the following countries had been approved by the Board of Directors as Qualified Markets: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Jordan, Kazakhstan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, and Venezuela. The Board of

Directors will revise its selection of Qualified Markets as additional markets are determined by the Board of Directors to be appropriate, or as existing markets may no longer be deemed qualified for investment by the Fund based on the foregoing factors.

The Fund may invest, with prior approval of the Board of Directors, in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market (“illiquid securities”) and in securities of issuers that are domiciled in and/or have their principal place of business in a developing country but not in a Qualified Market (“non-qualified market developing country securities”). The Fund’s Board of Directors currently has authorized investments by the Fund of up to 10% of the Fund’s assets in aggregate (taken at the time of purchase): (i) in illiquid securities, and (ii) in non-qualified market developing country securities (or investment companies that invest solely in non-qualified market developing country securities). The Fund’s investments in non-qualified market developing country securities shall also be limited to 1% of the Fund’s assets (taken at the time of purchase) in any one issuer and 2% of the Fund’s assets (taken at the time of purchase) in the aggregate in issuers located and having their principal places of business in any one country. Subject to these considerations and the fundamental restrictions to which the Fund is subject, the particular mix of securities held by the Fund at any time will be determined by the investment adviser under the supervision of, and within any guidelines established by, the Board of Directors.

The Fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the Fund’s investment adviser in seeking diversification, and such evaluations generally focus on past performance and comparisons of the issuer with other companies in its industry or country, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.

The Fund will not purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result, investments in a single issuer would exceed 10% of the Fund’s total assets. A change in this limitation would require approval by the Fund’s Board of Directors and an amendment to the Fund’s prospectus.

The Fund may invest a portion of its portfolio (not to exceed 15% of total assets) in long-and short-term debt instruments, where the investment is consistent with the Fund’s objective of long-term capital growth. Such investments are considered by the Fund to be developing country securities, and could involve, for example, the purchase of bonds issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds. Debt instruments include “loan participations,” which involve the purchase of a “portion” of one or more loans advanced by a lender (such as a bank) to a corporate or sovereign borrower.

The Fund also may invest in shares of other investment companies that invest in one or more Qualified Markets. If the Fund invests in such investment companies, the Fund’s shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the investment adviser), but also will bear indirectly similar expenses of the underlying investment companies.

The Fund may also invest in shares of investment companies for which the investment adviser or an affiliate of the investment adviser serves as manager. The Fund has received an SEC exemptive order permitting the Fund to invest in Capital International Private Equity Fund IV, L.P., a global private equity fund that has been organized by the investment adviser. With respect to investments in an investment company advised by the investment adviser or an affiliate thereof, the investment adviser waives the portion of its management fees directly charged to the Fund that is attributable to those investments. To do so, when calculating its management fee, the investment adviser subtracts from the Fund’s net assets the value that such Acquired Funds use to calculate their respective management fees which are indirectly borne by the Fund (e.g., commitment amount or invested cost).

RISK FACTORS

The Fund faces a number of investment risks greater than those normally associated with international investments in securities. These include:

Investment and Repatriation Restrictions

A number of attractive emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may be delayed and require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation restrictions might be imposed subsequent to the Fund’s investment. If such restrictions were imposed subsequent to the Fund’s investment in the securities of a particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other acceptable positive and negative factors. Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws.

Currency Fluctuations

In accordance with its investment objective, the Fund’s assets will be invested in securities of companies in developing countries and substantially all income will be received by the Fund in foreign countries. The value of the assets of the Fund as measured in U.S. dollars would be adversely affected by devaluation in foreign currencies. Consistent with its investment objective, the Fund can engage in certain currency hedging transactions. These transactions involve certain special risks. See “Additional Investment Strategies – Currency Hedging Transactions.”

Potential Market Volatility

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility.

Government in the Private Sector

Government involvement in the private sector varies in degree among the emerging securities markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Fund’s investments.

Investor Information

The Fund may encounter problems in assessing investment opportunities in certain emerging securities markets because of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the investment adviser will seek alternative sources of information, and to the extent the investment adviser may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Valuation Risks

The investment adviser calculates the Fund’s net asset value based on the best available information at the time of calculation. There are inherent risks and challenges in determining the valuation of developing country securities and concurrently calculating the Fund’s net asset value. Examples include, among other things, tracking and analyzing changes in tax and regulatory matters, determining the price of illiquid securities, the volatility of markets, different trading and settlement practices, difficulty in obtaining complete and timely market or other information, and the number of securities that may require fair valuation. While the investment adviser believes it has appropriate policies and procedures to value the Fund’s portfolio securities and calculate its net asset value, given these risks and challenges, pricing information for a portfolio security may not always be accurate despite the investment adviser’s reasonable efforts. As a general matter, the Fund does not recalculate its net asset value or reprocess shareholder transactions in the event that information used in the calculation of net asset value proves to be unreliable. The Fund, however, has adopted procedures that provide for an adjustment if the impact is significant and the Fund is adversely affected. On occasion, such adjustment may result in shareholder transactions being reprocessed in order to make the Fund whole.

Taxation

Taxation of dividends, interest and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to tax that it had not reasonably anticipated in conducting its investment activities or valuing its assets. Local tax agents and counsel may be engaged to assist the Fund with tax compliance in certain jurisdictions. There can be no assurance that, despite the reasonable efforts of the investment adviser, the Fund’s auditor and any local tax agents and counsel, the Fund will become aware timely of all changes to local tax laws and regulations in the developing countries in which the Fund invests or apply these local tax laws or regulations consistently with local custom.

Litigation

The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Loans and Loan Participations

The Fund may invest, subject to its overall limitation on debt securities, in loans and loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing loan participations, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loans and loan participations present the possibility that in the U.S., the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loans and loan participations are often considered to be illiquid.

Settlement Risks

Settlement systems in developing countries are generally less well organized than in developed countries. Supervisory authorities may also be unable to apply standards that are comparable with those in developed countries. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. There can be no certainty, however, that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in developing countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

The Fund seeks, as feasible, to reduce these risks by careful management of its assets. There can be no assurance that these efforts will be successful.

ADDITIONAL INVESTMENT STRATEGIES

Currency Hedging Transactions

For the purpose of hedging currency exchange rate risk, the Fund may enter into forward currency exchange contracts, currency futures contracts (and related options) and purchase and sell options on currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A currency futures contract is a standardized contract for the delivery of a specified amount of a currency at a future date at a price set at the time of entering into the contract. Currency futures contracts traded in the U.S. are traded on regulated exchanges. Parties to futures contracts must make initial “margin” deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. The parties also pay or receive daily “variation” margin payments as the value of the futures contract fluctuates thereafter. Options on currency futures contracts give the holder of the option, in return for a premium, the right to take either the long or short position in a currency futures contract at a specified price. Options on currencies are exchange-traded or over-the-counter instruments that give the holder of the option the right to purchase or sell a specified amount of currency at a specified price.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. Closing transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss. Options on currency futures contracts or currency options held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets exposed to a particular currency.

The Fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund’s portfolio securities or other assets exposed to that currency. Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will “cover” its obligation with liquid assets in an amount sufficient to meet its obligations.

Such transactions may also affect the character and timing of income, gain, or loss recognized by the Fund for U.S. federal income tax purposes.

Options on Securities and Securities Indexes

The Fund may purchase and sell call and put options on individual securities or indexes of securities. Put options may be used to protect holdings in an underlying or related security against a substantial decline in market value. Call options may be used to protect against substantial increases in prices of securities the Fund intends to purchase, pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund’s obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

Other Financial Futures and Related Options

In addition to currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

The Fund will maintain a segregated account consisting of liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options.

Under applicable rules of the Commodity Futures Trading Commission (“CFTC”), the Fund may enter into futures and options contracts traded on non-U.S. exchanges that the CFTC has approved for offer and sale to U.S. persons. Non-U.S. broad-based security index and government debt futures and options may only be offered or sold to U.S. persons if certain conditions established by the SEC and CFTC are followed and no-action relief is granted.

Swap Agreements

The Fund may enter into interest rate, credit default, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly. The Fund may also use interest rate swaps to alter the interest rate sensitivity and yield exposure of the Fund’s fixed income investments. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund may collateralize the net amount under a swap agreement by posting or receiving agreed upon collateral, subject to certain thresholds and minimum transfer amounts. In the case of interest rate or currency exchange rate swap agreements, the Fund’s current obligations will typically be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund’s portfolio. Any swap agreement so covered will not be construed to be a “senior security” for purposes of the Fund’s investment restriction concerning senior securities.

In a typical equity swap transaction involving a security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), adjusted for an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The Fund intends to segregate liquid assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the Fund does not believe that any of its commitments under equity swap agreements would constitute senior securities for purposes of the Fund’s investment restrictions concerning senior securities.

To the extent the Fund intends to engage in commodity interest trading which includes trading futures, options on underlying instruments other than securities or securities indexes, non-deliverable currency forwards and swaps, the Fund and its operator intend to rely on an exclusion from registration as a “commodity pool operator” pursuant to Rule 4.5 of the CFTC, which excludes certain otherwise regulated entities that meet the conditions of the exclusion and have made the appropriate notice filing with the National Futures Association from CFTC regulation. Investors should note that the CFTC has adopted certain amendments to Rule 4.5 that make qualification for the exclusion contingent on a Fund only engaging in a de minimis amount of commodity interest trading. There is no certainty that the Fund, its investment adviser, and other parties will be able to rely on this exclusion in the future. If commodity pool operator registration is necessary with regard to the Fund, the Fund may incur additional costs.

Equity Linked Notes

The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.

An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

The ability of the Fund to invest in equity linked notes may be limited by certain provisions of the U.S. federal commodities laws. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The CEA exempts certain so-called “hybrid instruments” from this prohibition subject to certain conditions.

Securities Lending

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. When making such a loan, the Fund will be entitled to any gain or loss on the security during the loan period, and the Fund will earn interest on the amount deposited as collateral for the loan. If the borrower fails to return the loaned securities, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess replacement cost. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may make loans of its portfolio securities provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% and 105% of the market value of the loaned U.S. and non-U.S. securities, respectively; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund (including the collateral received from such loans).

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund may call the loaned securities to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund’s investment in the securities. The Fund may pay lending fees to a party arranging a loan.

RISK FACTORS ASSOCIATED WITH
ADDITIONAL INVESTMENT STRATEGIES

Currency Hedging Transactions

The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets exposed to a particular currency. It is the investment adviser’s view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange rate risk. Moreover, even if it was to attempt to do so, the Fund could not, through hedging transactions, eliminate all the risks of holding assets exposed to a particular currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency to which the Fund’s assets are exposed. Also, where the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a less favorable overall investment result than if the Fund had not engaged in any such transaction. In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Options on Securities and Securities Indexes

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on an option, the Fund may be unable to close out a position.

Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC. The Fund intends to include non-U.S. index options as a part of its investment strategy where the CFTC has provided no-action relief.

Other Financial Futures and Related Options

Several risks are associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the

Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Swap Agreements

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Historically, the swap market involved two–party or bilateral agreements. In a bilateral swap, the Fund bears the risk of default by its swap counterparty. Under recently promulgated rules, some, but not all, swaps are or will be subject to central clearing. Central clearing is intended to reduce the counterparty risk of bi-laterally negotiated contracts, but does not make the trades risk-free. In a centrally-cleared swap rather than bearing the risk of default by its contract counterparty, the Fund bears the risk of a default by the central clearing counterparty. In either case, the Fund may not be able to replace such contract at similar terms.

Equity Linked Notes

The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the investment adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (e.g., rated below Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Corporation), or, if unrated, of equivalent quality. Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and many emerging market countries are rated below investment grade, equity linked notes related to securities of issuers in those developing countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

As with any investment, the Fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

Counterparty Risk

The Fund bears the risk of loss of the amount expected to be received under any of the financial instruments described above if the counterparty defaults on any of these instruments or declares bankruptcy. The Fund will enter into arrangements only with the counterparties that meet certain standards for creditworthiness adopted by the investment adviser.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rates for the fiscal years ended June 30, 2013, 2012, and 2011 were 40.99%, 39.30%, and 40.66%, respectively. Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the Fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to certain shareholders. The portfolio turnover rate is expected to be less than 100% each fiscal year.

Brokerage commissions paid on the Fund’s portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended June 30, 2013, 2012, and 2011 amounted to $18,843,967, $21,017,379, and $25,203,829, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and ask price.

DISCLOSURE OF PORTFOLIO HOLDINGS

The investment adviser, on behalf of the Fund, has adopted policies and procedures with respect to the disclosure of information about the Fund’s portfolio holdings. These policies and procedures have been reviewed by the Fund’s Board of Directors and compliance will be periodically assessed by the Board in connection with reporting from the Fund’s Chief Compliance Officer.

Under this policy, summary reports containing information regarding the Fund’s twenty largest equity holdings, dated as of the end of each calendar month, will be made available to all institutional shareholders no earlier than the tenth business day after the end of each month. Additionally, the Fund’s complete list of portfolio holdings, dated as of the end of each calendar month, will be provided to shareholders and their respective service providers, upon their request, no earlier than the tenth business day after the end of such month. Shareholders may access this information on a website maintained by the Fund’s transfer agent through a secure login, or they may request this information from the investment adviser. This information, however, may be disclosed earlier to affiliated persons of the Fund (including the Fund’s Board members and officers, and certain personnel of the investment adviser and its affiliates) and certain service providers (such as the Fund’s custodian and outside counsel) for legitimate business and oversight purposes.

Affiliated persons of the Fund as described above who receive portfolio holding information are subject to restrictions and limitations on the use and handling of such information pursuant to a code of ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Third party service providers of the Fund receiving such information are subject to confidentiality obligations.

Neither the Fund nor the investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio holdings. Additionally, other than the persons described above, the Fund’s portfolio holding information will not be disclosed to any person until such information is publicly filed with the SEC in a filing that is required to include such information.

The investment adviser’s executive officers are authorized to disclose the Fund’s portfolio holdings, and the authority to establish policies with respect to such disclosures resides with the investment adviser. In exercising its authority, the investment adviser determines whether disclosure of information about the Fund’s portfolio holdings is appropriate and in the best interest of the Fund’s shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of the Fund’s holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about the Fund’s holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with the Fund’s portfolio transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to any party (other than the persons described above, such as the Fund’s shareholders and certain service providers) until such information is disclosed in a publicly available filing with the SEC, helps reduce potential conflicts of interest between the Fund’s shareholders and the investment adviser and its affiliates.

MANAGEMENT OF THE FUND

Board of Directors and Officers

“Independent” Directors1

The Fund’s Committee on Directors and Board of Directors select independent directors with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Fund’s service providers, decide upon matters of general policy and represent the long-term interests of Fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current Directors of the Fund, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

When assessing independent Director candidates, the Board considers a number of factors, such as whether a candidate: has an understanding of the nature of the Fund’s business; is qualified to fulfill the legal and fiduciary obligations imposed on directors; is drawn from the Fund’s larger shareholders; reflects the diversity of the Fund’s shareholder base; would maintain the Board’s international composition; and/or has the necessary experience to be an “audit committee financial expert” as defined under the regulations adopted by the Securities and Exchange Commission.

Each independent Director has significant experience in business, not-for-profit organizations, asset management, government service, accounting or other professions. Although no single list could identify all experience upon which the Fund’s independent Directors draw in connection with their service, the following table summarizes key experience for each independent Director. These references to the qualifications, attributes and skills of the Directors are pursuant to the disclosure requirements of the U.S. Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any Director or the Board as a whole. Notwithstanding the accomplishments listed below, none of the independent Directors is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

Name, Age and Position with Fund (year first elected as Director2)	Principal Occupation(s) During Past Five Years	Number of Portfolios[3] Overseen by Director	Other Directorships[4] Held by Director During Past Five Years	Other Relevant Experience

Paul Eckley, 59 Director (2005)	Senior Vice President, Investments, State Farm Insurance Companies	1	None	• Senior corporate management experience, asset management • Member of consumer, international affairs, and non-profit organizations • M.B.A. and C.F.A.

Name, Age and Position with Fund (year first elected as Director2)	Principal Occupation(s) During Past Five Years	Number of Portfolios[3] Overseen by Director	Other Directorships[4] Held by Director During Past Five Years	Other Relevant Experience
Beverly L. Hamilton, 66 Chairman of the Board (Independent and Non-Executive) (1991)	Retired; former President, ARCO Investment Management Company	1	Oppenheimer Funds (director for 38 portfolios in the fund complex)

•   Service as chief investment officer and other senior corporate management experience, asset management

•   Corporate board experience

•   Service on advisory and trustee boards for charitable, educational, municipal and non-profit organizations

Raymond Kanner, 60 Director (1997)	Managing Director and Chief Investment Officer, IBM Retirement Funds	1	None

•   Service as chief investment officer and other senior corporate management experience, asset management

•   Service on advisory boards and investment committees of educational, charitable and non-profit organizations

•   M.B.A. and M.Ph.

L. Erik Lundberg, 53 Director (2005)	Chief Investment Officer, University of Michigan	1	None	• Senior corporate management experience, asset management • Service on board of investment-related organization • Service on investment committee for charitable foundation • M.B.A. and C.F.A.

Name, Age and Position with Fund (year first elected as Director2)	Principal Occupation(s) During Past Five Years	Number of Portfolios[3] Overseen by Director	Other Directorships[4] Held by Director During Past Five Years	Other Relevant Experience
Helmut Mader, 71 Vice Chairman of the Board (Independent and Non-Executive) (1986)	Managing Director, Mader Capital Resources GmbH	1	None

•   Senior corporate management experience, global banking and asset management

•   Service as deputy chairman of the Advisory Board of the German Stock Exchange

•   Member of German Association for Financial Analysis and Asset Management

•   Service on advisory boards of multiple international companies and non-profit organizations

Aje K. Saigal, 57 Director (2000)	Chief Investment Officer and Chief Executive Officer, Nuvest Capital Pte Ltd; former Director of Economics and Investment Strategy, Government of Singapore Investment Corporation Pte Ltd (until 2012)	1	None	• Senior corporate management experience, asset management • C.F.A. and M.Sc (Management)

Name, Age and Position with Fund (year first elected as Director2)	Principal Occupation(s) During Past Five Years	Number of Portfolios[3] Overseen by Director	Other Directorships[4] Held by Director During Past Five Years	Other Relevant Experience
David H. Zellner, 58 Director (2010)	Chief Investment Officer, General Board of Pension and Health Benefits of The United Methodist Church	1	None	• Senior corporate management experience, oil company • Service on board of humanitarian organization • M.B.A. and C.M.A. (inactive)

“Interested” Directors5

Interested Directors have similar qualifications, skills and attributes as the independent Directors. Interested Directors are senior executive officers of Capital International, Inc. or its affiliates. This management role with the Fund’s service provider or affiliates also permits them to make a significant contribution to the Fund’s Board.

Name, Age and Position with Fund (year first elected as Director/Officer2)	Principal Occupation(s) During Past Five Years	Number of Portfolios[3] Overseen by Director	Other Directorships[4] Held by Director During Past Five Years
Victor D. Kohn, 56 President, Chief Executive Officer and Director (1996)	President and Director, Capital International, Inc.; Senior Vice President – Capital International Investors, Capital International, Inc.; Director, The Capital Group Companies, Inc.;[6] Senior Vice President — Capital International Investors, Capital Bank and Trust Company[6]	1	None
Shaw B. Wagener, 54 Director (1997)	Chairman of the Board, Capital International, Inc.; Senior Vice President – Capital International Investors, Capital International, Inc.; Senior Vice President – Capital International Investors, Capital Guardian Trust Company;[6] Chairman of the Board, Capital Group International, Inc.;[6] Director, The Capital Group Companies, Inc.[6]	1	None

Chairman Emeritus7

Name, Age and Position with Fund (year first elected as Director/Officer2)	Principal Occupation(s) During Past Five Years	Number of Portfolios[3] Overseen by Director	Other Directorships[4] Held by Director During Past Five Years
Walter P. Stern, 84 Chairman Emeritus (1991)	Vice Chairman of the Board, Capital International, Inc.	1	None

 Other Officers

Name, Age and Position with Fund (year first elected as Director/Officer2)	Principal Occupation(s) During Past Five Years and Positions Held with Affiliated Entities or the Prinicpal Underwriter of the Fund
Walter R. Burkley, 47 Vice President (2011)	Senior Vice President and Senior Counsel - Fund Business Management Group, Capital Research and Management Company[6]
Michael A. Felix, 52 Vice President (1993)

Senior Vice President, Treasurer and Director, Capital International, Inc.; Senior Vice President, Treasurer and Director, Capital Guardian Trust Company;[6] Senior Vice President and Treasurer, Capital Guardian (Canada), Inc.;[6] Principal Financial Officer, Capital Group International, Inc.;[6] Director, Capital Group Research, Inc.[6]

Peter C. Kelly, 54 Vice President (1996)

Senior Vice President, Senior Counsel, Secretary and Director, Capital International, Inc.; Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company;[6] Secretary, Capital Group International, Inc.[6]

Abbe G. Shapiro, 53 Vice President (1997)	Vice President, Capital International, Inc.; Vice President, Capital Guardian Trust Company;[6] Vice President - Institutional Investment Services Division, The Capital Group Companies, Inc.[6]
F. Chapman Taylor, 54 Vice President (2011)

Vice President and former Director, Capital International, Inc.; Senior Vice President – Capital International Investors, former Research Director – Emerging Markets, and former Director, Capital International Research, Inc.[6]

Lisa B. Thompson, 47 Vice President (2000)	Senior Vice President – Capital International Investors, Capital Guardian Trust Company;[6] Director, Capital Strategy Research, Inc.;[6] Director, The Capital Group Companies, Inc.[6]
Laurie D. Neat, 42 Secretary (2005)	Assistant Vice President, Capital International, Inc.; Assistant Vice President, Capital Guardian Trust Company;[6] Assistant Vice President and Trust Officer, Capital Bank and Trust Company[6]
Bryan K. Nielsen, 40 Treasurer (2006)	Vice President, Capital International, Inc.; Vice President, Capital Guardian Trust Company[6]

Name, Age and Position with Fund (year first elected as Director/Officer2)	Principal Occupation(s) During Past Five Years and Positions Held with Affiliated Entities or the Prinicpal Underwriter of the Fund
Dawn J. Duffy, 41 Assistant Treasurer (2011)	Assistant Vice President, Capital International, Inc.; Assistant Vice President, Capital Bank and Trust Company[6]

1The term “independent” director refers to a director who is not an “interested person” of the Fund within the meaning of the 1940 Act.

2Directors and officers of the Fund serve until their resignation, removal or retirement.

3Capital International, Inc. does not act as investment adviser for any other U.S. registered investment companies.

4This includes all directorships (other than those in the Fund) that are held by each Director as a director of a public company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.

5“Interested persons” within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter).

6Company affiliated with the investment adviser.

7Mr. Stern is a non-voting member of the Board.

The address for all Directors and officers of the Fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384, Attention: Fund Secretary.

Fund Organization and the Board of Directors

The Fund is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end management investment company. The Fund converted its structure to that of an open-end interval fund on July 1, 1999. As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares at net asset value.

The Board of Directors, which is elected by the shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The investment adviser has the responsibility of implementing the policies set by the Board and is responsible for the Fund’s day-to-day operations and investment activities. It is expected that both the Board of Directors and the investment adviser will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund. The investment adviser and the shareholders recognize that the main purpose of the Fund is to invest in those companies domiciled in developing countries or in those companies that derive a substantial portion of their revenue or profit from goods and services produced in or sales made in developing countries, while seeking a favorable financial record for the Fund which may assist in expanding the respective securities markets and increasing their liquidity.

The By-laws of the Fund, as amended (the “By-laws”), provide that shareholders are required to elect members of the Board of Directors only to the extent required by the 1940 Act. The Fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the Fund will hold a meeting at which any member of the Board could be removed by a majority vote.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund’s charter or the by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

The Fund’s Articles of Incorporation and By-laws provide in effect that, subject to certain conditions, the Fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the Fund. However, directors and officers are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

While the Fund is a Maryland corporation, certain of its Directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the U.S. As a result, it will be difficult for U.S. investors to effect service of process upon such Directors or officers within the U.S., or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the U.S. In management’s view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against such foreign Directors or officers in original actions. The following Directors of the Fund are non-U.S. residents: Luis Freitas de Oliveira, Helmut Mader, William B. Robinson and Aje K. Saigal.

Leadership Structure

The Board of Directors’ chairman is currently an independent Director who is not an “interested person” of the Fund within the meaning of the 1940 Act. The Board of Directors has determined that an independent chairman facilitates oversight and enhances the effectiveness of the Board. The independent chairman’s duties include, without limitation, generally presiding at meetings of the Board, approving Board meeting schedules and agendas, leading meetings of the independent Directors in executive session, facilitating communication with committee chairs, and serving as the principal independent Director contact for Fund management and independent Fund counsel.

Risk Oversight

The Board of Directors has delegated day-to-day Fund management to the Fund’s investment adviser, which is responsible for managing all Fund operations, including without limitation, processes and associated risks relating to the Fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The Board meets periodically and receives reporting on various processes that the Fund’s investment adviser and other service providers have implemented to manage relevant risks. For example, the

Board receives regular reporting regarding risks related to investments, such as portfolio holdings, country and industry diversification and investment results.

In addition, committees of the Fund’s Board receive reporting on certain activities and related risks and report back to the full Board. For example, the Fund’s Audit Committee oversees the processes and certain attendant risks relating to financial reporting and controls.

The Board also receives compliance reports from the Chief Compliance Officer of the Fund addressing broad areas of risk. In addition, from time to time, the Board meets directly with business area managers responsible for certain activities, such as portfolio compliance management or trading, and periodically receives ad hoc reporting on other areas of interest.

Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objectives. As a result of the foregoing and other factors, the ability of the Fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the Board of Directors

The Fund has an Audit Committee comprised of Helmut Mader, Aje K. Saigal and David H. Zelllner, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The function of the Audit Committee is oversight of the Fund’s (i) accounting and financial reporting policies and practices, (ii) internal controls over financial reporting and (iii) financial statements. The Audit Committee acts as a liaison between the Fund’s independent registered public accounting firm (who reports directly to the Audit Committee) and the full Board of Directors. There were three Audit Committee meetings held during the fiscal year ended June 30, 2013.

The Fund has a Committee on Directors comprised of Paul N. Eckley, Raymond Kanner, L. Erik Lundberg, Helmut Mader and Aje K. Saigal, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee on Directors periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee on Directors reviews annually the independence of legal counsel and makes its recommendation to the full Board of Directors. The Committee on Directors also evaluates, selects and nominates independent director candidates to the full Board of Directors. While the Committee on Directors normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board of Directors. Such suggestions must be sent in writing to the Committee on Directors, c/o the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee on Directors. Four Committee on Directors meetings were held for the Fund during the fiscal year ended June 30, 2013.

The Fund has a Contracts Committee comprised of all Directors who are not considered to be “interested persons” of the Fund within the meaning of the 1940 Act. The Contracts Committee’s function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its investment adviser or the investment adviser’s affiliates, including the Investment Advisory and Service Agreement and shareholder services agreement that the Fund may enter into, and make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held for the Fund during the fiscal year ended June 30, 2013.

FUND SHARES OWNED BY DIRECTORS
AS OF DECEMBER 31, 2012

Name	Aggregate Dollar Range[1] of Fund Shares Owned
“Non-Interested” Directors
Paul N. Eckley	Over $100,000
Beverly L. Hamilton	Over $100,000
Raymond Kanner	$10,001 - $50,000
L. Erik Lundberg	None
Helmut Mader	Over $100,000
Aje K. Saigal	None
David H. Zellner	None
“Interested” Directors[2]
Victor D. Kohn	Over $100,000
Shaw B. Wagener	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000.

2 “Interested persons” within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s investment adviser, Capital International, Inc. or its affiliated entities.

DIRECTOR COMPENSATION FOR FISCAL YEAR

ENDED JUNE 30, 2013

No compensation is paid by the Fund to any Director who is a director, officer or employee of the investment adviser or its affiliates. In 1998, the Fund began compensating Directors who are not affiliated with the investment adviser. Effective January 1, 2013, the Fund pays to each “non-interested” Director an annual retainer of $54,000 plus an additional annual retainer of (i) $30,000 to the independent chairman of the Board, (ii) $4,000 to the independent vice chairman of the Board, (iii) $10,000 to the Audit Committee chair and $6,000 each to the Committee on Directors chair and the Contracts Committee chair. The Fund also pays “non-interested” Directors $9,000 for each Board meeting attended and $2,000 for each committee meeting attended as a member of such committee, except for the independent chairman who is paid the $2,000 attendance fee for attending any committee meeting either as a member or nonmember. Additionally, a $2,000 attendance fee is paid to the “non-interested” Director who serves as the Fund’s representative and attends committee meetings held by certain private equity funds that have been organized by the investment adviser and in which the Fund has invested. Certain Directors are prohibited from receiving fees based on their employer’s policies. Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund’s deferred compensation plan. The Fund also pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the investmentadviser. Six Directors owned Fund shares as of December 31, 2012. Two of these Directors are affiliated with the investment adviser. Three of the “non-interested” Directors have a business affiliation with an institutional shareholder in the Fund. For the Fund’s Directors, the minimum initial purchase and subsequent investment requirements have been waived. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the investment adviser without paying a sales charge.

For the fiscal year ended June 30, 2013, the Fund paid the following compensation to Directors of the Fund:

Director compensation earned during the fiscal year ended June 30, 2013

Name	Aggregate Compensation from Fund	Total Compensation From Fund and Fund Complex Paid to Directors
Paul N. Eckley	$103,000	$103,000
Beverly L. Hamilton[2]	$130,000	$130,000
Raymond Kanner[1]	$98,000	$98,000
L. Erik Lundberg	$106,000	$106,000
Helmut Mader	$109,000	$109,000
Aje K. Saigal[1]	$102,000	$102,000
David H. Zellner[2]	$103,000	$103,000

1 Compensation was paid to the Director’s employer or affiliate of the employer.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) through June 30, 2013 for current Directors is as follows: Beverly Hamilton ($1,421,670) and David H. Zellner ($100,231).

The Fund has adopted a deferred compensation plan (the “Plan”) that permits any Director of the Fund who so elects to have all or any portion of payment of the Director’s compensation from the Fund (including the annual retainer and board and committee meeting fees) deferred to a future date or to the occurrence of certain events, such as upon the resignation or retirement of the Director. Payments of deferred compensation made pursuant to the Plan may be paid in a lump sum or in annual or quarterly installments over a period of years (not to exceed 30), as specified by the Director. Compensation deferred under the Plan is credited to an account established in the name of each Director on the books of the Fund. Any such deferred compensation so credited will be deemed to be invested for purposes of future earnings in one or more investment options, but the deferred compensation amounts payable to the Directors, as adjusted for any such earnings, are not funded and are general unsecured liabilities of the Fund until paid to the Directors.

PRINCIPAL SHAREHOLDERS

The following table identifies those investors who own of record or are known by the Fund to own 5% or more of its shares as of the opening of business on July 31, 2013.

Name & Address	Ownership	Percentage of Outstanding Common Stock
Alaska Permanent Fund Corporation 801 West 10th Street, Suite 302 Juneau, AK 99801-1878	Record Beneficial	11.35%
New York State Common Retirement Fund 3 Chase Metrotech Center, 5th Floor Brooklyn, NY 11245-0001	Record Beneficial	11.01%
State Farm 1 State Farm Plaza Bloomington, IL 61710-0001	Record[1] Beneficial	10.90%
Los Angeles County Employees Retirement Association 300 North Lake Avenue, Suite 850 Pasadena, CA 91101-4109	Record Beneficial	5.75%

1 Shareholders of record:
State Farm Employee Retirement Trust, 4.23%
State Farm Mutual Automobile Insurance Company, 6.67%

The Directors and officers of the Fund own, in the aggregate, less than 1% of the outstanding shares of the Fund.

PORTFOLIO MANAGER INFORMATION
AS OF JUNE 30, 2013

Portfolio Manager Fund Holdings

Portfolio managers may personally own shares of the Fund. Pursuant to SEC rules, ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; and Over $1,000,000.

Christopher Choe and Luis Freitas de Oliveira do not own shares of the Fund. Ricardo V. Torres owns $100,001 - $500,000 worth of Fund shares.* David I. Fisher, Victor D. Kohn and Shaw B. Wagener own over $1,000,000 worth of Fund shares.

*Information as of September 27, 2013

Other Accounts Managed by Fund Portfolio Managers

Portfolio managers may also manage a portion of other funds or accounts1 advised by the investment adviser or its affiliates. The following tables reflect information regarding such accounts:

Christopher Choe	Number of accounts without a performance-based fee	Total assets in accounts without a performance-based fee (in billions) [2]	Number of accounts with a performance- based fee	Total assets in accounts with a performance- based fee (in billions) [2]
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	5	$4.8	None	None
Other Accounts	12	$2.2	2	$2.6

David I. Fisher	Number of accounts without a performance-based fee	Total assets in accounts without a performance-based fee (in billions) [2]	Number of accounts with a performance- based fee	Total assets in accounts with a performance- based fee (in billions) [2]
Registered Investment Companies	3	$1.1	None	None
Other Pooled Investment Vehicles	12	$9.9	None	None
Other Accounts	50	$12.4	4	$1.3

Victor D. Kohn	Number of accounts without a performance-based fee	Total assets in accounts without a performance-based fee (in billions) [2]	Number of accounts with a performance- based fee	Total assets in accounts with a performance- based fee (in billions) [2]
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	8	$5.6	None	None
Other Accounts	8	$2.2	1	$0.1

Luis Freitas de Oliveira	Number of accounts without a performance-based fee	Total assets in accounts without a performance-based fee (in billions) [2]	Number of accounts with a performance- based fee	Total assets in accounts with a performance- based fee (in billions) [2]
Registered Investment Companies	1	$0.6	None	None
Other Pooled Investment Vehicles	7	$5.9	None	None
Other Accounts	11	$4.4	None	None

Ricardo V. Torres*	Number of accounts without a performance-based fee	Total assets in accounts without a performance-based fee (in billions) [2]	Number of accounts with a performance- based fee	Total assets in accounts with a performance- based fee (in billions) [2]
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	7	$4.8	None	None
Other Accounts	4	$1.2	None	None

*Information as of August 31, 2013

Shaw B. Wagener	Number of accounts without a performance-based fee	Total assets in accounts without a performance-based fee (in billions) [2]	Number of accounts with a performance- based fee	Total assets in accounts with a performance- based fee (in billions) [2]
Registered Investment Companies	1	$0.6	None	None
Other Pooled Investment Vehicles	8	$6.2	None	None
Other Accounts	11	$4.4	None	None

1 Personal brokerage accounts of portfolio managers and their families are not reflected.

2 Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and do not represent the total assets managed by the individual, which will be a substantially lower amount.

Potential Conflicts of Interest

The investment adviser has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities and trades among funds and accounts, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the investment adviser believes that all issues relating to potential material conflicts of interest involving the Fund and its other managed funds and accounts have been addressed.

Compensation of Investment Professionals

As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing Fund assets. In addition, the investment adviser’s investment analysts may make investment decisions with respect to a portion of the Fund’s portfolio within their research coverage. Portfolio managers and investment analysts may manage assets in other funds advised by the investment adviser or its institutional affiliates. Portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise. The investment adviser also subjectively compensates analysts for their contributions to the research process. The benchmarks against which the Fund’s portfolio managers may be measured include as applicable, the MSCI Emerging Market Investable Market Index, a median of a customized Emerging Markets Competitive Universe compiled from eVestment Alliance, a customized Emerging Markets Funds Index based on Lipper Emerging Markets Index, the MSCI Emerging Markets Asia Investable Market Index, and the MSCI Emerging Market ex-Asia Investable Market Index.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Capital International, Inc., the Fund’s investment adviser, is located at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384, 333 South Hope Street, Los Angeles, California 90071-1406, 400 South Hope Street, Los Angeles, California 90071-2801 and 6455 Irvine Center Drive, Irvine, California 92618-4518. The investment adviser was organized under the laws of California in 1987 and is registered with the SEC under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., whose address is 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1406, owns (indirectly through another wholly-owned subsidiary) all of the investment adviser’s outstanding shares of common stock. The Fund is operated by the investment adviser, which has claimed an exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act (the “CEA”) with respect to the Fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the Fund.

The investment adviser has full access to the research of its investment management affiliates. The investment management and research staffs of the investment adviser and its affiliates operate from various offices, including Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo, Toronto, and Washington D.C. The investment adviser and its affiliates gather extensive information on emerging securities markets and potential investments through a number of sources, including investigations of the operations of particular issuers and personal discussions with their management.

Investment Advisory and Service Agreement

Under the Investment Advisory and Service Agreement (the “Agreement”) between the Fund and the investment adviser, the investment adviser makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund’s investment objective and policies and under the general supervision of the Fund’s Board of Directors. In addition, the investment adviser provides information to the Fund’s Board of Directors to assist the Board in identifying and selecting qualified markets. The investment adviser also provides and pays the compensation and travel expenses of the Fund’s officers and Directors of the Fund who are affiliated with the investment adviser; maintains or causes to be maintained for the Fund all required books and records, and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund’s custodian or other agents); determines the net asset value of the Fund’s shares as required; and supplies the Fund with office space. The Fund pays all of its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses; costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation fees and expenses (including travel expenses) of Directors of the Fund who are not affiliated with the investment adviser; and costs of insurance, including any directors and officers liability insurance and fidelity bonding, and any extraordinary expenses, including litigation costs.

For its services, the investment adviser receives from the Fund a management fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate  net assets from $6 billion to  $8 billion; to  0.58%  of  the aggregate net assets  from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of the aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. In addition, other Fund expenses are borne by the Fund. During the fiscal years ended June 30, 2013, 2012, and 2011 the management fees amounted to $71,286,809, $85,331,083, and $96,987,370, respectively. Under the Agreement, the investment adviser and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in developing country securities.

The Agreement between the Fund and the investment adviser will continue in effect until June 20, 2014, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the Fund for its acts or omissions in the performance of its obligations to the Fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Principal Underwriter

American Funds Distributors,® Inc. (the “Principal Underwriter”) is the principal underwriter of the Fund’s shares. However, it does not receive any revenue from any sales of the Fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240.

The Fund reimburses the Principal Underwriter for out-of-pocket costs incurred by it in connection with its duties as principal underwriter.

Personal Investing Policy

The Fund, the investment adviser and its affiliated companies, including the Principal Underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the Fund may invest from time to time. The codes of ethics include: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual certification of receipt and understanding of the codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

PROXY VOTING POLICIES AND PROCEDURES

The investment adviser votes the proxies of securities held by the Fund according to the investment adviser’s proxy voting policy and procedures (as stated below), which have been adopted by the Fund’s Board of Directors. In addition, information relating to how the Fund voted proxies during the most recent twelve-month period ending June 30 is available (i) without charge, upon request, by calling (800) 421-4989; or (ii) on the SEC’s website at www.sec.gov.

Policy

The investment adviser, a U.S. based investment adviser, provides investment management services to clients including institutional retirement plans and U.S and non-U.S. investment funds. The investment adviser considers proxy voting an important part of those management services, and as such, the investment adviser seeks to vote all proxies of securities held in client accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of the investment adviser’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

The investment adviser’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, the investment adviser considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, the investment adviser votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

The investment adviser believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and the investment adviser’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, the investment adviser believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, the investment adviser votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. The investment adviser also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time the investment adviser may vote a) on proxies of portfolio companies that are also clients of the investment adviser or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited the investment adviser or its affiliates to support a particular position. When voting these proxies, the investment adviser analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The investment adviser’s Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates on the proxy voting team in the investment adviser’s Portfolio Control department or the private equity operations team with respect to the private equity funds managed by the investment adviser are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting team or the private equity operations team reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, investment specialists, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of the investment adviser’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

The investment adviser seeks to vote all of its clients’ proxies. In certain circumstances, the investment adviser may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where the investment adviser wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to the investment adviser to vote and therefore are not voted.

Proxy Voting Guidelines

The investment adviser has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

The investment adviser’s general position related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues is reflected below.

  Corporate governance. The investment adviser supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

  Capital structure. The investment adviser generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

  Stock-related remuneration plans. The investment adviser supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, the investment adviser considers, among other things, the following information to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, the investment adviser supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

  Corporate social responsibility. The investment adviser votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (the investment adviser’s indirect parent company), are deemed to be “Interested Clients.” Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of the investment adviser’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from the investment adviser’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where the investment adviser has discretion to vote proxies for shares issued by an affiliated mutual fund, the investment adviser will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom the investment adviser does not have discretion to vote proxies.

Proxy Voting Record

Upon client request, the investment adviser will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which the investment adviser has proxy voting authority.

Annual Assessment

The investment adviser will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy.

Effective Date

This policy is effective as of November 21, 2011.

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR

The JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, acts as Custodian for the Fund pursuant to a custodian agreement. The Custodian employs sub-custodians located in countries where the Fund’s portfolio securities are traded.

The JPMorgan Investor Services Co., One Beacon Street, Boston, MA 02108 acts as the Fund’s dividend paying agent, transfer agent and registrar for the shares. JPMorgan Investor Services Co. has entered into an arrangement with U.S. Bancorp Fund Services LLC (“USBFS”) pursuant to which USBFS maintains the records of shareholder accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. USBFS is located at 615 East Michigan Street, Milwaukee, WI 53202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND LEGAL COUNSEL

The accounting firm of PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, California 90017-3874, acts as independent registered public accounting firm for the Fund. The financial statements for the year ended June 30, 2013, have been incorporated by reference in the statement of additional information from the Fund’s annual report and have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006-2009, serves as legal counsel to the Fund.

Portfolio Transactions and Brokerage

When executing portfolio transactions on behalf of the Fund, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the Fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of the executions, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity, and the potential for minimizing market impact. The investment adviser considers these factors , which involve qualitative judgment, when selecting broker-dealers and execution venues for the Fund’s portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. In this regard, the investment adviser does not consider itself as having an obligation to obtain the lowest available commission rate for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser places orders with broker-dealers for the Fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are affected through broker-dealers who receive commissions for their services. Purchases and sales of fixed-income securities and currency foreign exchange transactions are generally made with an issuer or a primary market-maker acting as a principal with no stated brokerage commission. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities. The prices for equity and fixed-income securities purchased in primary market transactions, such as initial public offerings, new fixed-income issues, secondary offerings and private placements, may include underwriting fees.

Commission Rates

For transactions on which commissions are payable, the investment adviser negotiates commission rates with brokers based on what it believes is reasonably necessary to obtain best execution. These rates vary based on the nature of the transaction, the market in which the security is traded and the venue chosen for trading, among other factors.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (1) rates quoted by broker-dealers, (2) the size of a particular transaction in terms of the number of shares and dollar amount, (3) the complexity of a particular transaction, (4) the nature and character of the markets on which a particular trade takes place, (5) the ability of a broker-dealer to provide anonymity while executing trades, (6) the ability of a broker-dealer to execute large trades while minimizing market impact, (7) the extent to which a broker-dealer has put its own capital at risk, (8) the level and type of business done with a particular broker-dealer over a period of time, (9) historical commission rates, and (10) commission rates that other institutional investors are paying.

Sale of Fund Shares Not Considered

The investment adviser may place orders for the Fund’s portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies; however, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the Fund’s portfolio transactions.

Brokerage and Investment Research Services

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. This information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged, including on an execution-only basis, for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser to cause a fund or account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to its clients.

Certain brokerage and/or investment research services may not necessarily benefit all funds or accounts paying commissions to each such broker-dealer, therefore the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer. In accordance with its internal brokerage allocation procedure, the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from whom it receives such services. Using its judgment, the investment adviser provides its trading desks with information regarding the relative value of services provided by particular broker-dealers.

Neither the investment adviser nor any of its funds or clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. As part of its ongoing relationship with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

Client Referrals

The investment adviser does not consider client referrals from a broker-dealer or third party in selecting or recommending broker-dealers.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser has investment discretion, the investment adviser will normally aggregate purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The Fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the Fund the largest amount of brokerage commissions by participating, directly or indirectly, in the Fund’s portfolio transactions during the Fund’s most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund during the Fund’s most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the Fund during the Fund’s most recent fiscal year. At the end of the Fund’s most recent fiscal year, the Fund did not hold securities of any of its regular broker-dealers.

Capital Stock

The Board of Directors has authorized that, for the Fund’s fiscal year beginning July 1, 1999, and each fiscal year thereafter until such authorization is amended by resolution of the Board of Directors, the authorized number of shares of capital stock of the Fund shall be an amount equal to (i) the number of shares outstanding as of the end of the prior fiscal year, (ii) the number of shares authorized to be issued under the Board’s current net new share sale authorization for such fiscal year and (iii) a number of shares sufficient to permit the reinvestment of dividends as authorized from time to time by the Board of Directors. As of June 30, 2013, the Fund had 1,284,123,899 shares issued and outstanding.

Shares of the Fund are fully paid and non-assessable. All shares of the Fund are equal as to earnings, assets and voting privileges. In the event of liquidation, each share is entitled to its proportion of the Fund’s assets after debts and expenses. There are no cumulative voting rights for the election of directors. The shares of common stock are issued in registered form, and ownership and transfers of the shares are recorded by the Fund’s transfer agent.

Under Maryland law, and in accordance with the By-laws of the Fund, the Fund is not required to hold an annual meeting of its shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The By-laws also provide that each director will serve as a director for the duration of the existence of the Fund or until such director sooner dies, resigns or is removed in the manner provided by the By-laws or as otherwise provided by statute or the Fund’s Articles of Incorporation, as amended. Consistent with the foregoing, in addition to the provisions of the By-laws, the Fund will undertake to call a special meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding shares of the Fund, and, in connection with such meeting, to comply with the provisions of section 16(c) of the 1940 Act relating to shareholder communications. Holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and shareholders may take action by unanimous written consent in lieu of holding a meeting.

Purchase and Pricing of Shares

Purchasing Shares

The prospectus describes the manner in which the Fund’s shares may be purchased and redeemed. See “How to Purchase Shares” and “How to Redeem Shares.”

As disclosed in the prospectus, at the sole discretion of the investment adviser, investors may purchase shares by tendering to the Fund securities that are determined by the investment adviser to be appropriate for the Fund’s investment portfolio. In determining whether particular securities are suitable for the Fund’s investment portfolio, the investment adviser will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund’s investment portfolio and other operational considerations; the Fund’s cash position; and whether the investment adviser believes that issuing shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders.

The investment adviser may, out of its own resources, pay compensation to financial intermediaries or other third parties whose customers or clients become shareholders of the Fund. Such compensation may be in the form of fees for services provided or responsibilities assumed by such entities with respect to the servicing of certain shareholder accounts.

Pricing Shares

The net asset value per share is calculated as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, on the last business day of each week and each month provided that the Exchange is open, and may be calculated at such other times as the Board of Directors may determine, as follows:

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data. Certain checks on these prices are performed prior to calculation of the Fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g. convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the Fund’s Board of Directors. Subject to Board oversight, the Fund’s Board has delegated authority to the Fund’s investment adviser to make fair valuation determinations and delegated oversight of valuation to the Fund’s Audit Committee. The Audit Committee receives regular reports describing fair value determinations and methods.

The investment adviser’s valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the Fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to the Fund’s equity holdings outside the United States. These securities trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Fund’s net asset value is next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearest cent, is the net asset value per share.

TAXES AND DISTRIBUTIONS

The following information may not apply to you if you hold Fund shares in a tax-exempt or a tax deferred account, such as a qualified retirement plan. Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

Taxation as a Regulated Investment Company

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the Fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the Fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the Fund fail to qualify under Subchapter M, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as dividend income to the extent of the Fund’s earnings and profits.

Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. Although the Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the Fund may determine that it is in the interest of the shareholders to distribute less than that amount.

Distributions

Dividends paid by the Fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends.

The Fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund. For Fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term.

The Fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the Fund. Shareholders may receive a credit for the tax that the Fund paid on such undistributed net capital gain and would increase the basis in their shares of the Fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions that the Fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the Fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and Exchanges of Fund Shares

Redemptions of shares may result in federal, state and local tax consequences (gain or loss) to the shareholder. Any loss realized on redemption or exchange of shares of the Fund will be disallowed to the extent substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s basis in the new shares purchased.

Tax Consequences of Investments in Non-U.S. Securities

Dividend and interest income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to pass through to shareholders the foreign taxes paid by the Fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the Fund invests in stock of certain passive foreign investment companies (“PFICs”), the Fund intends to account for these securities by making a mark-to-market (“MTM”) election or a qualified electing fund (“QEF”) election. Under the MTM election, the Fund will be required to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the Fund is required to distribute any resulting income. Under the QEF election, the Fund will be required to include in its gross income its share of the earnings and profits of the PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year, and such earnings and profits will be recognized by the Fund as ordinary income and/or net capital gain, depending on the source of the income generated by the PFIC. If the Fund is unable to identify an investment as a PFIC security and thus does not make a timely MTM or QEF election, the Fund may be subject to adverse tax consequences.

Other Tax Considerations

After the end of each calendar year, individual shareholders holding Fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the Fund also may be subject to state and local taxes on distributions received from the Fund.

For Fund shares acquired on or after January 1, 2012, the Fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Under the backup withholding provisions of the Code, the Fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the Fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the Fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

FINANCIAL STATEMENTS

The Fund’s audited financial statements, including the related notes thereto, dated June 30, 2013, are incorporated by reference in the statement of additional information from the Fund’s annual report dated as of June 30, 2013.